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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 25, 2000

                             Active Software, Inc.
             (Exact name of Registrant as specified in its charter)


         Delaware                         000-26367             94-3232772
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              3333 Octavius Drive
                             Santa Clara, CA 95054
              (Address of principal executive offices) (Zip code)


                                 (408) 988-0414
              (Registrant's telephone number, including area code)
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Item 2.                  Acquisition or Disposition of Assets

          On February 24, 2000, Active Software, Inc., a Delaware corporation ("Active") entered into an Agreement and Plan of Reorganization (the "Agreement") by and among Active, Premier Software Technologies, Inc., a California corporation ("Premier"), and the Shareholders of Premier. Premier is a provider of eCommerce integration products and services. Pursuant to the Agreement, on April 25, 2000 Active acquired Premier by the merger of Premier with and into Active. All outstanding shares of Premier capital stock were exchanged for an aggregate of 121,308 shares of Active Common Stock and $500,000 in cash. The number of shares of Active Common Stock as well as the cash consideration were determined by arms-length negotiations among the parties.
The merger will be accounted for as a purchase transaction.

          The Active Common Stock was issued to Target shareholders as a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended, and has not been registered.

          Under the terms of the Agreement, a total of 9,722 shares of Active Common Stock issued in the merger will be held in escrow for the purpose of indemnifying Active and its officers, directors and stockholders against certain liabilities of Premier. Such escrow will expire on April 25, 2001.


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Item 7.      Financial Statements and Exhibits

        (a)  Financial Statements of Business Acquired.
             -----------------------------------------

             It is currently impracticable for Active Software, Inc. to provide the required financial statements. In accordance with Item 7(a)(4) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than June 26, 2000.

        (b)  Pro Forma Financial Information.
             -------------------------------

             It is currently impracticable for Active Software, Inc. to provide the required financial statements. In accordance with Items 7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than June 26, 2000.

        (c)  Exhibits.
             --------

             2.1 Agreement and Plan of Reorganization dated as of February 24, 2000, by and among Active Software, Inc., Premier Software Technologies, Inc., and the Shareholders of Premier Software Technologies, Inc.

             2.2 Registration Rights Agreement dated as of April 25, 2000, by and among Active Software, Inc. and Thomas S. Dayton and Jonathan van den Berg.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Active Software


Date:  May 2, 2000                By:   /s/ Jon A. Bode
                                        ------------------------------
                                        Jon A. Bode
                                        Chief Financial Officer

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                               INDEX TO EXHIBITS


Exhibit
Number    Description
------    -----------

 2.1 Agreement and Plan of Reorganization dated as of February 24, 2000, by and among Active Software, Inc., Premier Software Technologies, Inc., and the Shareholders of Premier Software Technologies, Inc.

 2.2 Registration Rights Agreement dated as of April 25, 2000, by and among Active Software, Inc. and Thomas S. Dayton and Jonathan van den Berg.